Income taxes	12 Months Ended
Mar. 31, 2020
Income Tax Disclosure [Abstract]
Income taxes
22.	Income taxes
Domestic and foreign components of income before income taxes and the provision for current and deferred income taxes attributable to such income are summarized as follows:

	Yen in millions
	Fiscal year ended March 31
	2018	2019	2020
Income before income taxes:
Sony Corporation and all subsidiaries in Japan	436,494	310,020	466,253
Foreign subsidiaries	262,555	701,628	333,197

	699,049	1,011,648	799,450

Income taxes—Current:
Sony Corporation and all subsidiaries in Japan	69,697	82,081	105,755
Foreign subsidiaries	57,988	84,667	66,636

	127,685	166,748	172,391

Income taxes—Deferred:
Sony Corporation and all subsidiaries in Japan	29,640	17,907	9,421
Foreign subsidiaries	(5,555)	(139,557)	(4,622)

	24,085	(121,650)	4,799

Total income tax expense	151,770	45,098	177,190

A reconciliation of the differences between the Japanese statutory tax rate and the effective tax rate is as follows:

	Fiscal year ended March 31
	2018	2019	2020
Statutory tax rate	31.5%	31.5%	31.5%
Non-deductible expenses	0.8	0.7	0.3
Income tax credits	(0.6)	(1.6)	(1.7)
Change in statutory tax rate and law	(1.2)	(0.3)	(0.4)
Change in valuation allowances (other than the 2019 reversal of Sony Americas Holding Inc. (“SAHI”) and its U.S. consolidated tax filing group below)	(5.2)	2.3	(8.1)
The 2019 reversal of valuation allowances of SAHI and its U.S. consolidated tax filing group	—	(15.3)	—
Change in deferred tax liabilities on undistributed earnings of foreign subsidiaries and corporate joint ventures	(0.8)	(0.1)	0.2
Lower tax rate applied to life and non-life insurance business in Japan	(0.8)	(0.5)	(0.6)
Foreign income tax differential	(2.6)	(6.4)	(2.4)
Adjustments to tax reserves	(0.8)	(0.3)	0.9
Effect of equity in net income of affiliated companies	0.0	0.0	0.0
The remeasurement gain for the equity interest in EMI	—	(2.4)	—
Japan controlled foreign company taxation	—	0.0	5.3
Other	1.4	(3.1)	(2.8)

Effective income tax rate	21.7%	4.5%	22.2%

On December 22, 2017, the U.S. Tax Reform Act was signed into law, making significant changes to the U.S. tax rules. Changes include, but are not limited to, a corporate tax rate decrease from 35% to 21% effective for tax years beginning January 1, 2018 and the transition of U.S. international taxation from a worldwide tax system to a modified territorial system, with a one-time
mandatory transition tax on previously deferred foreign earnings of U.S. subsidiaries.
In addition to lowering the statutory corporate tax rate from 35% to 21%, the U.S. Tax Reform Act also eliminated certain deductions, included new restrictions on the deduction for interest, introduced a new tax regime called the Base Erosion Anti-Abuse Tax or “BEAT”, and changed how foreign earnings of the U.S. group are subject to tax. The U.S. Tax Reform Act also enhanced and extended the option to claim accelerated depreciation and amortization deductions by allowing full expensing of qualified property, including film costs, through 2022. The U.S. Tax Reform Act also provided for beneficial treatment of certain income derived by a U.S. entity from outside the United States (referred to as Foreign Derived Intangible Income or “FDII”).
The BEAT creates a minimum tax on multinational corporations by requiring companies subject to the BEAT to pay the greater of their regular tax liability (less certain credits, including foreign tax credits) or 10% for taxable years beginning in 2019 (6.25% for the
 fiscal year ended March 31. 2019) of a modified tax base which adds back certain related party payments. The BEAT comparison to regular tax must be done each year if the taxpayer’s “base erosion” related party payments exceed 3% of total deductions on its U.S. tax return. The U
.
S
.
Treasury Department issued regulations which allow taxpayers to elect to forego deductions in order to stay below the 3% threshold. Sony initially expected to exceed the 3% threshold for the fiscal year ended March 31, 2019, but upon further detailed analysis at the time of the tax return filing, determined that it would be below the 3% threshold and therefore could use foreign tax credits to offset its regular tax liability. Sony believes it will be below the 3% threshold for the fiscal year ended March 31, 2020, and if not, would be able to avail itself of the election in the regulations that allows it to forego deductions to come under the threshold. Accordingly, Sony has provided for its taxes assuming the U
.
S
.
regular tax liability
is
offset by tax credits. Sony is required to determine if it is subject to the BEAT on an annual basis, to
account for
th
e
BEAT as a period cost and to record deferred taxes at the regular statutory rate. Accordingly, Sony has recorded its U.S. deferred tax assets and liabilities at 21%.
Sony provides a valuation allowance for its deferred tax assets, which includes net operating losses, temporary differences and tax credits, when it is more likely than not that some portion, or all, of its deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the relevant tax jurisdiction. As of December 31, 2018, SAHI and its U.S. consolidated tax filing group has continued its profitable trend, primarily as a result of the G&NS segment and the Music segment. Based on an assessment of the available positive and negative evidence, in the quarter ended December 31, 2018, Sony reversed the valuation allowances established
against a significant portion of the deferred tax assets in the United States, primarily for net operating losses, temporary differences and certain tax credits, and recorded a tax benefit of 154,201 million yen.
The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2019	2020
Deferred tax assets:
Operating loss carryforwards for tax purposes	413,494	348,714
Accrued pension and severance costs	103,652	77,559
Amortization including film costs	86,196	65,349
Lease liability	—	100,720
Warranty reserves and accrued expenses	108,515	116,234
Future insurance policy benefits	36,683	42,056
Inventory	19,716	15,512
Depreciation	34,638	39,085
Tax credit carryforwards	117,471	94,900
Loss on equity securities	—	11,815
Reserve for doubtful accounts	9,136	9,090
Impairment of investments	12,278	6,029
Deferred revenue	19,081	24,420
Other	169,897	122,591

Gross deferred tax assets	1,130,757	1,074,074
Less: Valuation allowance	(723,114)	(608,243)

Total deferred tax assets	407,643	465,831

Deferred tax liabilities:
Insurance acquisition costs	(169,244)	(170,868)
Future insurance policy benefits	(181,052)	(193,315)
Unbilled accounts receivable in the Pictures segment	(44,842)	(26,214)
Right-of-use assets	—	(96,970)
Unrealized gains on securities	(75,573)	(92,791)
Gain on equity securities	(33,082)	—
Intangible assets acquired through stock exchange offerings	(23,949)	(23,949)
Intangible assets derived from EMI Music Publishing acquisition	(93,979)	(89,909)
Undistributed earnings of foreign subsidiaries and corporate joint ventures	(15,758)	(25,359)
Investment in M3	(37,007)	(38,303)
Other	(62,092)	(47,319)

Gross deferred tax liabilities	(736,578)	(804,997)

Net deferred tax liabilities	(328,935)	(339,166)

Based on the weight of the available positive and negative evidence, for the fiscal year ended March 31, 2020, Sony continued to maintain valuation allowances against the deferred tax assets at Sony Corporation and its national tax filing group in Japan, as well as at Sony Mobile Communications in Sweden, Sony Europe B.V. in the United Kingdom, certain subsidiaries in Brazil, and certain subsidiaries in other tax jurisdictions. Valuation allowances also continue to be established on the remaining U.S. deferred tax assets, primarily foreign tax credits and certain research and development credits. Sony Corporation and its national tax filing group in Japan established
a
valuation allowance

of 274,761
million yen relating to national
 tax and 125,465 million
yen relating to local tax.
For the deferred tax assets related to national tax in Sony Corporation and its national tax filing group in Japan, the valuation allowance is still established except for the amounts expected to be offset with taxable temporary differences as of March 31, 2020.
Due to the uncertainty of the forecast of future income impacted by the spread of COVID-19 from early 2020, the valuation allowance established against the net deferred tax assets that are attributable to Sony Corporation and its national tax filing group in Japan was not reversed, even partially, in the fiscal year ended March 31, 2020 despite several years of profitability.
The net changes in the total valuation allowance were decreases of 152,129 million yen, 176,721 million yen and 114,871 million yen for the fiscal years ended March 31, 2018, 2019 and 2020, respectively.
The decrease in the valuation allowances during the fiscal year ended March 31, 2018 was primarily due to the use of net operating loss carryforwards and other deferred tax assets for both the national tax filing group in Japan and the consolidated tax filing group in the United States. The U.S. deferred tax assets were also reduced as a result of the reduction in the tax rate under the U.S. Tax Reform Act which had a corresponding reduction of the valuation allowance on those assets. In addition, valuation allowances were reversed in several jurisdictions, including France and Canada, as a result of sustained profitability.
The decrease in the valuation allowances during the fiscal year ended March 31, 2019 was due to the reversal of the valuation allowances on significant deferred tax assets in SAHI and its U.S. consolidated tax filing group and the use of net operating loss carryforwards and other deferred tax assets in the national tax filing group in Japan and other jurisdictions.
The decrease in the valuation allowances during the fiscal year ended March 31, 2020 was due to the use of net operating loss carryforwards and other deferred tax assets in the national tax filing group in Japan and the use of foreign tax credits and certain research and development credits in the consolidated tax filing group in the United States.
At March 31, 2020, 16,312 million yen of deferred income taxes have not been provided on undistributed earnings of certain foreign subsidiaries and corporate joint ventures not expected to be remitted in the foreseeable future totaling 1,019,525 million yen. In addition, deferred income taxes have not been provided on the gain on the book/tax basis difference in subsidiaries, including a gain of 61,544 million yen on a subsidiary’s sale of stock arising from the issuance of common stock of Sony Music Entertainment (Japan) Inc. in a public offering to third parties in November 1991 and the remeasurement gain for the equity interest in EMI (Refer to Note 25). Sony does not anticipate any significant tax consequences on the possible future disposition of these investments based on its tax planning strategies.
At March 31, 2020, Sony had net operating loss carryforwards, the tax effect of which totaled 348,714 million yen, which may be available as an offset against future taxable income on tax returns to be filed in various tax jurisdictions. With the exception of 96,890 million yen with no expiration period, substantially all of the total net operating loss carryforwards expire at various dates between the fiscal years ending March 31, 2021 and 2024.
Tax credit carryforwards at March 31, 2020 amounted to 94,900 million yen. With the exception of 15,059 million yen with no expiration period, substantially all of the total available tax credit carryforwards expire at various dates between the fiscal years ending March 31, 2021 and 2030.
A reconciliation of the beginning and ending gross amounts of unrecognized tax benefits is as follows:

	Yen in millions
	March 31
	2018	2019	2020
Balance at beginning of the fiscal year	119,529	95,425	50,577
Reductions for tax positions of prior years	(8,809)	(31,396)	(331)
Additions for tax positions of prior years	4,681	3,094	162
Additions based on tax positions related to the current year	5,740	2,594	8,074
Settlements	(21,893)	(4,235)	(13,240)
Lapse in statute of limitations	(3,469)	(14,824)	(1,251)
Foreign currency translation adjustments	(354)	(81)	(2,723)

Balance at end of the fiscal year	95,425	50,577	41,268

Total net amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	39,308	35,004	29,539

The major changes in the total gross amount of unrecognized tax benefit balances relate to transfer pricing adjustments, including as a result of the Bilateral Advance Pricing Agreements (“APAs”) and competent authority requests filed for certain subsidiaries in the G&NS, EP&S and I&SS segments and All Other, with respect to the intercompany cross-border transactions. The APAs include agreements between Sony and two taxing authorities under the authority of the mutual agreement procedure specified in income tax treaties. Sony reviews its estimated tax expense based on the progress made in these procedures, and the progress of transfer pricing audits generally, and makes adjustments to its estimates as necessary. In addition, the APAs are government to government negotiations, and therefore it is possible that the final outcomes of the agreements may differ from Sony’s current assessment of the more-likely-than-not
outcomes of such agreements.
During the fiscal year ended March 31, 2018, Sony recorded 1,053 million yen of interest expense and 876 million yen of penalties. At March 31, 2018, Sony had recorded liabilities of 10,788 million yen and 4,637 million yen for the payments of interest and penalties, respectively.
During the fiscal year ended March 31, 2019, Sony reversed 1,479 million yen of interest expense and recorded 218 million yen of penalties. At March 31, 2019, Sony had recorded liabilities of 9,309 million yen and 4,855 million yen for the payments of interest and penalties, respectively.
During the fiscal year ended March 31, 2020, Sony re
versed
 1,276 million yen of interest expense and re
corded
 117 million yen of penalties. At March 31, 2020, Sony had recorded liabilities of 8,033 million yen and 4,971 million yen for the payments of interest and penalties, respectively.
Sony operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited by Japanese and foreign taxing authorities. As a result of audit settlements, the conclusion of current examinations, the expiration of the statute of limitations in several jurisdictions and other reevaluations of Sony’s tax positions, it is expected that the amount of unrecognized tax benefits will change in the next twelve months. Accordingly, Sony believes it is reasonably possible that its existing unrecognized tax benefits may be reduced by an amount up to 1,791 million yen within the next twelve months.
Sony remains subject to examinations by Japanese taxing authorities for tax years from 2010 through 2019, and by the U.S. tax authorities for tax years from
2016 through 2019 and other material foreign taxing authorities for tax years from 2006 through 2019.